UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2024

EQUITY COMMONWEALTH
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2000, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
(312) 646-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 23, 2024, Equity Commonwealth, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter ended September 30, 2024, and also provided certain supplemental operating and financial information for the quarter ended September 30, 2024.  Copies of the Company’s press release and supplemental operating and financial information are furnished as Exhibits 99.1 and 99.2 hereto, respectively.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits

99.1	Press Release Dated October 23, 2024.

99.2	Third Quarter 2024 Supplemental Operating and Financial Information.

104	The cover page from this Current Report on form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ William H. Griffiths
Name:	William H. Griffiths
Title:	Executive Vice President, Chief
Financial Officer and Treasurer
Date: October 23, 2024